Exhibit 31.4

CERTIFICATION PURSUANT TO RULE 13a-14(a) and 15d-14(a), AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Samir M. Zabaneh, certify that:
1. I have reviewed this annual report on Form 10-K/A of Heartland Payment Systems, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 21, 2016

/s/	Samir M. Zabaneh
Samir M. Zabaneh
Chief Financial Officer
(Principal Financial and Accounting Officer)